                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              JCC HOLDING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              JCC HOLDING COMPANY
                            512 SOUTH PETERS STREET
                          NEW ORLEANS, LOUISIANA 70130

                                                                  April 15, 1999

Dear Stockholder:

     On behalf of the Board of Directors and management of JCC Holding Company, I cordially invite you to the Annual Meeting of Stockholders to be held on Thursday, May 13, 1999 at 10:00 a.m. at the Hotel Inter-Continental, 111 East 48th Street, New York, New York.

     At the Annual Meeting, stockholders will be asked to (a) approve a new long-term incentive plan, (b) approve a new non-employee director stock option plan, (c) elect two directors for a three year term and (d) ratify the appointment of independent accountants. These matters are described in the accompanying Notice of Annual Meeting and Proxy Statement.

     It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking the enclosed proxy card. Please then sign and date the proxy card and return it in the enclosed envelope whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at the meeting.

     If you plan to attend the meeting, please check the card in the space provided. This will assist us with meeting preparations and will enable us to expedite your admittance. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee which holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the meeting.

                                  Sincerely,
                                  /S/ FREDERICK W. BURFORD

                                  Frederick W. Burford
                                  President

                              JCC HOLDING COMPANY

                            512 SOUTH PETERS STREET
                          NEW ORLEANS, LOUISIANA 70130
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 13, 1999
                             ---------------------

     NOTICE HEREBY IS GIVEN that the 1999 Annual Meeting of Stockholders of JCC Holding Company (the "Company") will be held at the Hotel Inter-Continental, 111 East 48th Street, New York, New York, on Thursday, May 13, 1999 at 10:00 a.m. for the purposes of:

          1. Approving the Company's 1998 Long-Term Incentive Plan;

          2. Approving the Company's 1999 Non-Employee Director Stock Option
     Plan;

          3. Electing two directors to serve until the 2002 Annual Meeting of Stockholders;

          4. Ratifying the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 1999; and

          5. Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

     Information relating to the foregoing matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on Thursday, March 25, 1999 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                                          By Order of the Board of Directors.
                                          /S/ L. CAMILLE FOWLER

                                          L. Camille Fowler
                                          Vice President -- Finance,
                                          Treasurer and Secretary

New Orleans, Louisiana
April 15, 1999

     PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                              JCC HOLDING COMPANY
                             ---------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 13, 1999
                             ---------------------

     JCC Holding Company, a Delaware corporation (the "Company"), is the successor to the operations of Harrah's Jazz Company, a Louisiana general partnership ("HJC"). Prior to October 30, 1998 (the "Effective Date"), HJC was comprised of (1) Harrah's New Orleans Investment Company ("HNOIC"), an indirect wholly-owned subsidiary of Harrah's Entertainment, Inc. ("HET"), (2) New Orleans/Louisiana Development Corporation and (3) Grand Palais Casino, Inc. On October 13, 1998, the United States Bankruptcy Court for the Eastern District of Louisiana confirmed a Third Amended Joint Plan of Reorganization Under Chapter 11 of Title 11 of the United States Code As Modified Through October 13, 1998 (the "Plan of Reorganization") of HJC, Harrah's Jazz Finance Corp. ("Finance Corp.") and HNOIC. On the Effective Date, the transactions contemplated by the Plan of Reorganization were consummated, including the transfer of all of the partnership interests of HJC to Jazz Casino Company, L.L.C., a wholly-owned subsidiary of the Company ("JCC"). Through JCC, the Company is constructing a land-based casino (the "Casino") in downtown New Orleans, Louisiana (the "City") at the foot of Canal and Poydras Streets on the site of New Orleans' former convention center. Pursuant to an agreement between JCC and an agency of the State of Louisiana (the "State"), JCC has the exclusive right to operate a land-based casino in the City.

     This Proxy Statement is furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1999 Annual Meeting of Stockholders of the Company and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Thursday, May 13, 1999 at 10:00 a.m. at the Hotel Inter-Continental, 111 East 48th Street, New York, New York.

     The approximate date on which the Company is first mailing this Proxy Statement and the accompanying proxy card to stockholders is April 15, 1999.

                                     VOTING

GENERAL

     The Company's authorized capital stock consists of Class A common stock, par value $.01 per share ("Class A Common Stock"), Class B common stock, par value $.01 per share ("Class B Common Stock;" together with Class A Common Stock, "Common Stock"), and unclassified common stock, par value $.01 per share ("Unclassified Common Stock"). Prior to the Transition Date (as defined below), the Company may not issue shares of Unclassified Common Stock, and on and after the Transition Date, the Company may not issue shares of Common Stock. Each share of Common Stock outstanding on the Transition Date will automatically convert into a share of Unclassified Common Stock. "Transition Date" means the date upon which the earliest of the following events occurs: (1) the third anniversary of the date on which the Casino is open to customers, (2) the end of two consecutive 12-month periods in each of which contingent payments under JCC's Senior Subordinated Notes due 2009 With Contingent Payments (the "Notes") and Senior Subordinated Contingent Notes due 2009 (the "Contingent Notes") equals or exceeds $15 million and (3) the end of a 30-day period during which the average daily closing Minimum Market Value (as defined below) equals or exceeds $435 million (as adjusted to account for purchases of Common Stock by the Company or the Company's issuance of additional shares of Common Stock). "Minimum Market Value" means, for any trading day, the sum of (a) the closing price of Class A Common Stock multiplied by the number of shares of Class A Common Stock that were issued to holders of HJC's and Finance Corp.'s 14 1/4% First Mortgage Notes due 2001 with Contingent Interest (the "Old Bonds") on the Effective Date pursuant to the Plan of Reorganization and (b) the closing price for $1,000 of Notes and Contingent Notes divided by

$1,000, and then multiplied by the aggregate principal amount of the Notes and Contingent Notes outstanding.

SECURITIES THAT CAN BE VOTED AT THE ANNUAL MEETING

     The securities that can be voted at the Annual Meeting consist of the Class A Common Stock and Class B Common Stock. Except in the election of directors, holders of Common Stock are entitled to cast one vote for each share held on the record date on each matter submitted to the stockholders at the Annual Meeting. In the election of directors, (1) holders of Class A Common Stock are entitled to cast one vote for each share of Class A Common Stock held on the record date for any person chosen to stand for election by the Class A Director Nomination Committee of the Board of Directors or nominated by such a holder in accordance with the Company's Bylaws (the "Class A Nominees") and (2) holders of Class B Common Stock are entitled to cast one vote for each share of Class B Common Stock held on the record date for any person chosen to stand for election by the Class B Director Nomination Committee of the Board of Directors or nominated by such a holder in accordance with the Company's Bylaws (the "Class B Nominees").

     The record date for determining stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting has been fixed by the Board of Directors as the close of business on March 25, 1999. On the record date, 5,547,377 shares of Class A Common Stock held of record by 557 stockholders and 4,452,623 shares of Class B Common Stock held of record by two stockholders were outstanding and eligible to be voted at the Annual Meeting. Harrah's Crescent City Investment Company ("HCCIC"), a wholly-owned subsidiary of HET, was the record holder of approximately 96.6% of the issued and outstanding shares of Class B Common Stock, or approximately 43.0% of the issued and outstanding shares of Common Stock, on the record date.

QUORUM AND VOTE REQUIRED

     At the Annual Meeting, the presence, in person or by proxy, of (1) the holders of a majority of the issued and outstanding shares of Class A Common Stock entitled to vote thereat and (2) the holders of a majority of the issued and outstanding shares of Class B Common Stock entitled to vote thereat, will constitute a quorum for the transaction of business. Abstentions, votes withheld from any nominee and broker non-votes will be counted as present for purposes of determining the presence or absence of a quorum at the Annual Meeting. Broker non-votes are votes that brokers holding shares of record for their customers are not permitted to cast under applicable stock exchange rules because the brokers have not received specific instructions from their customers as to certain proposals and as to which the brokers have advised the Company that they lack voting authority.

     The following stockholder votes will be required to approve the four proposals to be submitted by management at the Annual Meeting:

     - The proposal to approve the Company's 1998 Long-Term Incentive Plan (Proposal 1) and the proposal to approve the Company's 1999 Non-Employee Director Stock Option Plan (Proposal 2) must each be approved by a majority of the votes cast thereon in person or by proxy at the Annual Meeting. As a result, abstentions cast for either proposal will have the same effect as a vote against such proposal, but broker non-votes will have no effect.

     - With regard to the proposal to elect two directors to serve until the 2002 Annual Meeting of Stockholders (Proposal 3), (1) the Class A Nominee must be elected by the affirmative vote of a plurality of the issued and outstanding shares of Class A Common Stock present in person or by proxy at the Annual Meeting and entitled to vote in such election and (2) the Class B Nominee must be elected by the affirmative vote of a plurality of the issued and outstanding shares of Class B Common Stock present in person or by proxy at the Annual Meeting and entitled to vote in such election. As a result, shares that are withheld from voting as to any nominee will have the same effect as a vote against the nominee, but broker non-votes will have no effect.

     - The proposal to ratify the appointment of independent accountants (Proposal 4) must be approved by the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereat. As a result, abstentions will have the same effect as a vote against the proposal, but broker non-votes will have no effect.

PROXIES; OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The accompanying proxy card is for use at the Annual Meeting if a stockholder is unable to attend in person or is able to attend but does not wish to vote in person. Stockholders should specify their choices with regard to each proposal on the enclosed proxy card. All properly executed and dated proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the two director nominees named in Proposal 3 and "FOR" each of Proposals 1, 2 and 4.

     The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission, the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals presented by stockholders for consideration at the Annual Meeting that are submitted to the Company after February 17, 1999. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person selected in accordance with the Company's Restated Certificate of Incorporation as a director nominee in place of a nominee named in Proposal 3 who is unable to serve or for good cause will not serve as a director, and upon matters incident to the conduct of the Annual Meeting.

     The giving of a proxy does not affect the right to vote in person should the stockholder attend the Annual Meeting. Any stockholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to JCC Holding Company, 512 South Peters Street, New Orleans, Louisiana 70130, Attention: L. Camille Fowler, Vice
President -- Finance, Treasurer and Secretary, by executing and delivering a proxy card bearing a later date to Ms. Fowler, or by voting in person at the Annual Meeting. If a stockholder will not be attending the Annual Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Annual Meeting.

     In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                                STOCK OWNERSHIP

     The following table sets forth certain information as of February 1, 1999 (unless otherwise indicated) regarding the beneficial ownership of Class A Common Stock and Class B Common Stock by (a) each person who is known by the Company to own more than 5% of either the Class A Common Stock or the Class B Common Stock, (b) each director and nominee for director, (c) each executive officer named in the Summary Compensation Table herein and (d) all directors and executive officers as a group.

                                                   CLASS A COMMON STOCK            CLASS B COMMON STOCK
                                               -----------------------------   -----------------------------
                                                  SHARES                          SHARES
NAME AND ADDRESS                               BENEFICIALLY     PERCENT OF     BENEFICIALLY     PERCENT OF
OF BENEFICIAL OWNER                              OWNED(1)     CLASS OWNED(1)     OWNED(1)     CLASS OWNED(1)
-------------------                            ------------   --------------   ------------   --------------
Harrah's Entertainment, Inc.(2)..............      --            --            4,302,623        96.6   %
Merrill Lynch & Co., Inc.(3).................  1,042,653        18.8   %           --            --
Contrarian Capital
  Management, L.L.C
Contrarian Capital
  Advisors, L.L.C.(4)........................   664,118         12.0   %           --            --
Colin V. Reed................................      --            --                --            --
Seth E. Lemler...............................      --            --                --            --
Eddie N. Williams............................      --            --                --            --
Edwin Jacobson...............................      --            --                --            --
John M. Boushy...............................      --            --                --            --
Rudy J. Cerone...............................      --            --                --            --
Frederick W. Burford(5)......................      --            --                --            --
L. Camille Fowler(5).........................      --            --                --            --
All directors and executive officers as a
  group (eight persons)(5)...................      --            --                --            --

---------------

(1) The named persons have sole voting and investment power with regard to all shares shown as beneficially owned by them, except as noted below. Pursuant to the rules of the Securities and Exchange Commission, the number of shares of Common Stock beneficially owned by a specified person or group includes shares issuable pursuant to convertible securities, warrants and options held by such person or group which may be converted or exercised within 60 days after February 1, 1999. Such shares are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person or group but are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person or group.
(2) Shares are held of record by HET's indirect wholly-owned subsidiary, HCCIC. Does not include shares of Unclassified Common Stock issuable upon the exercise of warrants held by HCCIC (the "HET Warrant"). The HET Warrant entitles HCCIC to purchase shares of Unclassified Common Stock such that upon the exercise of the HET Warrant in its entirety, HET and its subsidiaries will own in the aggregate 50% of the then outstanding shares of Unclassified Common Stock, subject to certain adjustments. The HET Warrant is exercisable at any time from the Transition Date until October 30, 2005. The address of HET and HCCIC is 1023 Cherry Road, Memphis, Tennessee 38117.
(3) According to Schedule 13G dated January 29, 1999. Merrill Lynch & Co., Inc. ("Merrill Lynch"), a parent holding company, holds shares of Class A Common through its (a) indirectly-owned asset management subsidiaries, Merrill Lynch Asset Management, L.P. ("MLAM") and Fund Asset Management, L.P. ("FAM") and (b) indirectly-owned subsidiary, Merrill Lynch Corporate Bond Fund, Inc. ("MLBF"). MLAM and FAM are investment advisers registered under
    Section 203 of the Investment Advisors Act of 1940, and act as investment advisors for certain investment companies registered under Section 8 of the Investment Company Act of 1940. Merrill Lynch, through MLAM, FAM and MLBF, shares voting and dispositive power with respect to 1,042,653 shares of Class A Common Stock, or 18.8% of the issued and outstanding shares of Class A Common Stock. The address of Merrill Lynch is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10381.
(4) According to Schedule 13G dated January 11, 1999. Contrarian Capital Management, L.L.C. ("CCM") and Contrarian Capital Advisors, L.L.C. ("CCA"), registered investment advisors that are under common control, are deemed to be the beneficial owners within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of 664,118 shares of Class A Common Stock. Of such shares, 492,852 shares, or 8.9% of the issued and outstanding shares of Class A Common Stock, are held by various investment entities managed by CCM and investment management clients of CCM, and 171,266 of such shares, or 3.1% of the issued and outstanding shares of Class A Common Stock, are held by investment management clients of CCA. The address of CCM and CCA is 411 West Putnam Avenue, Suite 225, Greenwich, Connecticut 06830.
(5) For a description of options to purchase shares of Class A Common Stock and restricted shares of Class A Common Stock granted or approved for grant to Mr. Burford and Ms. Fowler after February 1, 1999, see "Proposal
    1 -- Approval of Long-Term Incentive Plan -- Benefits to Named Executive Officers and Others."

                                   PROPOSAL 1

                 APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN

     On October 29, 1998, the Company's Board of Directors adopted the JCC Holding Company 1998 Long-Term Incentive Plan (the "LTIP"), subject to approval of the LTIP by the stockholders at the Annual Meeting. The Company has reserved for issuance upon the grant or exercise of awards pursuant to the LTIP 750,000 shares of the authorized but unissued shares of Class A Common Stock, and after the Transition Date, Unclassified Common Stock. The LTIP was effective as of October 29, 1998, the date of its adoption by the Company's Board of Directors.

     A summary of the LTIP is set forth below. The summary is qualified in its entirety by the full text of the LTIP. The Company will provide, upon request and without charge, a copy of the full text of the LTIP to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to: JCC Holding Company, 512 South Peters Street, New Orleans, Louisiana 70130,
Attention: L. Camille Fowler, Vice President -- Finance, Treasurer and
Secretary.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE LTIP.

GENERAL

     The purpose of the LTIP is to promote the success, and enhance the value, of the Company by linking the personal interests of employees, officers, consultants and directors to those of the stockholders, and by providing such employees, officer, consultants and directors with an incentive for outstanding performance. As of March 25, 1999, there were approximately ten persons eligible to participate in the LTIP.

     The LTIP authorizes the granting of awards ("Awards") to employees, officers, consultants and directors of the Company or its subsidiaries in the following forms: (1) options to purchase shares of Class A Common Stock or, after the Transition Date, the Unclassified Common Stock, as the case may be ("Options"), which may be incentive stock options or non-qualified, (2) stock appreciation rights ("SARs"); (3) performance units ("Performance Units"); (4) restricted stock ("Restricted Stock"); (5) dividend equivalents ("Dividend Equivalents"); (6) other stock-based awards; or (7) any other right or interest relating to Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, or cash.

     Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company may not deduct compensation in excess of $1 million paid to the President and the four next most highly compensated executive officers of the Company. The deduction limits of Code Section 162(m) and the regulations thereunder do not apply to compensation payable under the LTIP until the expiration of the reliance period described in Treasury Regulation 1.162-27(f) or any successor regulation. The LTIP is designed to comply with Code Section 162(m) so that the grant of Options and SARs under the LTIP, and other Awards, such as Performance Units, that are conditioned on the performance goals described in Section 13.13 of the LTIP, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company.

ADMINISTRATION

     The LTIP will be administered by the Compensation Committee of the Company's Board of Directors, or at the discretion of the Board from time to time, by the Board. The Compensation Committee has the power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the LTIP; and make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the LTIP. During any time that the board is acting as administrator of the LTIP, it shall have all the powers of the Compensation Committee thereunder.

AWARDS

     Stock Options. The Compensation Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), to participants. All Options will be evidenced by a written Award Agreement between the Company and the participant, which will include such provisions as may be specified by the Compensation Committee. The terms of any ISO must meet the requirements of Section 422 of the Code, including stockholder approval requirements.

     Stock Appreciation Rights. The Compensation Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, on the date of exercise, over the grant price of the SAR as determined by the Compensation Committee, which will not be less than the fair market value of one share of Class A Common Stock or, after the transition Date, Unclassified Common Stock, as the case may be, on the date of grant. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Compensation Committee at the time of grant.

     Performance Units. The Compensation Committee may grant Performance Units to participants on such terms and conditions as may be selected by the Compensation Committee. The Compensation Committee will have the complete discretion to determine the number of Performance Units granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the participant.

     Restricted Stock Awards. The Compensation Committee may make awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

     Dividend Equivalents. The Compensation Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend Equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, subject to an Option Award or SAR Award, as determined by the Compensation Committee. The Compensation Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, or otherwise reinvested.

     Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, as deemed by the Compensation Committee to be consistent with the purposes of the LTIP, including without limitation shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, and Awards valued by reference to book value of shares of Class A Common Stock, or after the Transition Date, Unclassified Common Stock, as the case may be, or the value of securities of or the performance of specified patents or subsidiaries of the Company. The Compensation Committee will determine the terms and conditions of any such Awards.

     Performance Goals. The Compensation Committee may determine that any Award will be determined solely on the basis of (1) the achievement by the Company or a parent or subsidiary of a specified target return, or target growth in return, on equity or assets, (2) the Company's, parent's or subsidiary's stock price,
(3) the achievement by an individual or a business unit of the Company, parent or subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (4) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees or (5) any combination of the goals set forth in (1) through (4) above. Furthermore, the Compensation Committee reserves the right for any reason to reduce (but not increase) any such Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Compensation Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)). Any payment of an Award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

     Limitations on Transfer; Beneficiaries. No Award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualified domestic relations order; provided, however, that the Compensation Committee may (but need not) permit other transfers where the Compensation Committee concludes that such transferability (1) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b) and (2) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

     Acceleration Upon Certain Events. Upon the participant's death or disability, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Any Options or SARs will thereafter continue or lapse in accordance with the other provisions of the LTIP and the Award Agreement. In the event of a Change in Control of the Company (as defined in the LTIP), all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding Awards will lapse; provided, however, that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that would otherwise qualify for such accounting treatment and is contingent upon qualifying for such accounting treatment. Regardless of whether an event described above shall have occurred, the Compensation Committee may in its sole discretion declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Compensation Committee may, in its sole discretion, declare. The Compensation Committee may discriminate among participants or among Awards in exercising such discretion.

TERMINATION AND AMENDMENT

     The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate, amend or modify the LTIP without stockholder approval; provided, however, that the Compensation Committee may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the LTIP may adversely affect any Award previously granted under the LTIP, without the written consent of the participant.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Nonqualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction (subject to Code Section 162(m) limitations). The gain if any, realized upon the subsequent disposition by the participant of the Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, will constitute short-term or long-term capital gain, depending on the participant's holding period.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an ISO or the exercise thereof by the participant. If the participant holds the shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, purchased at the time of exercise over the aggregate option price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to Code Section 162(m) limitations).

     SARs. Under present federal income tax regulations, a participant receiving a SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Class A Common Stock or, after the Transition date, Unclassified Common Stock, as the case may be, received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to Code Section 162(m) limitations).

     Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Class A Common Stock or, after the Transition Date, Unclassified Common Stock, as the case may be, and the Company will be entitled to a corresponding tax deduction at that time (subject to Code Section 162(m) limitations).

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     As of March 25, 1999, options to purchase Class A Common Stock and Restricted Stock (which includes restricted shares of Class A Common Stock) had been granted or approved for grant under the LTIP to the following persons and groups. Any future awards under the LTIP will be made at the discretion of the Compensation Committee or the Board, as the case may be. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the LTIP in the future.

                             AWARDS UNDER THE LTIP

                                                                        NUMBER OF SHARES OF
                                                                  RESTRICTED STOCK AND SECURITIES
NAME AND POSITION                            DOLLAR VALUE               UNDERLYING OPTIONS
-----------------                            ------------      -------------------------------------
Frederick W. Burford.......................     (1)(2)         55,000 shares of Restricted Stock (3)
  President                                                             115,000 options (4)
L. Camille Fowler..........................     (1)(2)         15,000 shares of Restricted Stock (3)
  Vice President -- Finance, Treasurer                                  31,500 options (4)
     and Secretary
All Executive Officers as a Group
  (including the executive officers named
  above)...................................     (1)(2)         70,000 shares of Restricted Stock (3)
                                                                        146,500 options (4)
Colin V. Reed..............................       --                            --
  Class B Director Nominee
Seth E. Lemler.............................       --                            --
  Class A Director Nominee
All Non-Executive Directors as a Group
  (including the above)....................       --                            --
All Non-Executive Employees as a Group.....     (1)(2)         9,000 shares of Restricted Stock (3)
                                                                        19,000 options (4)

---------------

(1) On a per share basis, the dollar value of the options will be equal to the excess of the fair market value of the Class A Common Stock or, after the Transition Date, Unclassified Common Stock, on the date of exercise of the option over the exercise price. The closing price of the Class A Common Stock on the American Stock Exchange was $3 1/8 per share on March 25, 1999 and the exercise price of each option is $3 1/2 per share.
(2) The dollar value of each share of Restricted Stock will vary based on the fair market value of the Class A Common Stock or, after the Transition Date, Unclassified Common Stock on the vesting date for such share of Restricted Stock. The closing price of the Company's Class A Common Stock on the American Stock Exchange was $3 1/8 per share on March 25, 1999.
(3) The shares of Restricted Stock vest, and the restrictions thereon expire, in full on January 1, 2003, or earlier with respect to the following percentages of the shares upon the Company obtaining the following performance goals: (a) 33% of the shares if the Casino and its parking garage construction are completed by October 30, 1999 within the Company's budget; (b) 33% of the shares if by November, 2000 (i) the master plan for the initial build-out and leasing of the second floor of the Casino for non-gaming uses has been approved by the State, the City and the Company and
    (ii) certain minimum non-gaming entertainment activities are available on the second floor of the Casino; and (c) 34% of the shares if construction and leasing of the facilities to be built on the Company's real property located on Fulton and Poydras Streets in the City is substantially complete by November, 2001.
(4) The options expire ten years from the date of grant. The options become exercisable in full on January 1, 2003, or earlier if the average trading price of the Class A Common Stock or, after the Transition Date, the Unclassified Common Stock, over 20 trading days in any 30 consecutive trading days (the "Average Trading Price") reaches certain levels prior to January 1, 2003. Options become exercisable with respect to 20%, 40%, 60%, 80% and 100% of the Class A Common Stock or the Unclassified Common Stock, as the case may be, at such time as the Average Trading Price reaches $5.00, $6.00, $7.00, $8.00 and $9.00, respectively, prior to January 1, 2003.

                                   PROPOSAL 2

          APPROVAL OF THE 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On March 4, 1999, the Company's Board of Directors adopted the JCC Holding Company 1999 Non-Employee Director Stock Option Plan (the "DSOP"), subject to approval of the DSOP by the stockholders at the Annual Meeting. The Company has reserved for issuance upon the exercise of options granted under the DSOP 150,000 shares of the authorized but unissued shares of Class A Common Stock and, after the Transition Date, Unclassified Common Stock. If approved by the stockholders at the Annual Meeting, the DSOP will be effective as of its adoption by the stockholders.

     A summary of the DSOP is set forth below. The summary is qualified in its entirety by the full text of the DSOP. The Company will provide, upon request and without charge, a copy of the full text of the DSOP to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to: JCC Holding Company, 512 South Peters Street, New Orleans, Louisiana 70130,
Attention: L. Camille Fowler, Vice President -- Finance, Treasurer and
Secretary.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE DSOP.

GENERAL

     The Board of Directors believes that stock ownership is an important incentive for its non-employee directors. The purpose of the DSOP is to advance the interests of the Company by encouraging ownership of the Class A Common Stock or, after the Transition Date, Unclassified Common Stock by certain non-employee directors of the Company, thereby giving such directors an increased incentive to devote their efforts to the Company's success. The Company also believes that the DSOP will provide it with a means of attracting persons of outstanding quality to serve on the Board. Awards are granted under the DSOP in addition to cash fees to the Company's non-employee directors.

ELIGIBILITY

     Each member of the Company's Board of Directors who is a Non-Employee Director (as defined below) will be a participant in the DSOP. For purposes of the DSOP, prior to the Transition Date, the term "Non-Employee Director" means any director of the Company who is not an employee of (1) the Company, (2) HET or (3) a Controlled Affiliate (as defined in the Company's Restated Certificate of Incorporation) of HET. Upon and after the Transition Date, the term "Non-Employee Director" will mean each member of the Company's Board of Directors who is not an employee of the Company or HET.

ADMINISTRATION

     Grants of awards under the DSOP are automatic. The DSOP is intended to be a "formula plan" for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended. However, the DSOP will be administered and interpreted by the Company's Board of Directors.

SHARES SUBJECT TO PLAN

     Shares subject to the DSOP may be authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. The total number of shares of Class A Common Stock and, after the Transition Date, Unclassified Common Stock for which options may be granted under the DSOP is 150,000 shares, subject to adjustment in accordance with the DSOP. In the event that any outstanding option expires for any reason or is terminated prior to the end of the period during which options may be granted under the DSOP, the shares of Class A Common Stock or Unclassified Common Stock, as the case may be, allocable to the unexercised portion of such option may again be subject in whole or in part to an award of options under the DSOP.

TERMS AND CONDITIONS OF AWARDS

     Awards granted pursuant to the DSOP will be subject to the following terms and conditions:

     Initial Grants. Each Non-Employee Director shall be granted an option to purchase 5,000 shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock on the later of (1) the date of approval of the DSOP by the Company's stockholders or (2) the date such person first becomes a Non-Employee Director.

     Annual Grants. In addition, as of the day following the first Annual Meeting of the Company's stockholders that occurs more than one year after the person first becomes a Non-Employee Director and on the day following each subsequent Annual Meeting of the Company's stockholders, if such person is serving as a Non-Employee Director as of such date, he or she shall be granted an option to purchase 5,000 shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock, subject to adjustment as provided in the DSOP.

     Vesting Schedule. All options granted under the DSOP will be fully vested and exercisable on the date of grant.

     Exercise Price. The exercise price for each option granted under the DSOP will be the fair market value of the shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock subject to the option on the date of grant.

     Payment. An option may be exercised by giving written notice to the Company stating the number of shares with respect to which the option is being exercised. The exercise price shall be payable in full upon the exercise of an option in cash. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, options may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the option shares and delivers cash sales proceeds to the Company in payment of the exercise price.

     Term. Each option granted under the DSOP will, to the extent not previously exercised, terminate and expire on the date 10 years after the date of grant of the option, unless earlier terminated as provided in the DSOP.

     Assignment of Options. Options granted under the DSOP will be assignable by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order. In addition, options granted under the DSOP will be transferable by the director to certain designated family members or to a trust, foundation or other entity in which such persons own more than fifty percent of the beneficial or voting interests or control more than 50% of the assets.

     Effect of Termination of Directorship or Death. In the event an optionee ceases to be a member of the Board for any reason other than death, any options then held by the director will remain exercisable until the earlier of (1) the scheduled expiration date of the option, (2) 90 days after the date of the optionee's termination as a director or (3) the date of notice of termination given to the optionee if such termination was for cause. In the event that an optionee ceases to be a member of the Board by reason of death, any options held by the director at the date of death will remain exercisable until the earlier of (1) the scheduled expiration date of the option or (2) one year after the date of the optionee's death.

     Adjustments. In the event of a stock dividend on the Class A Common Stock or, after the Transition Date, Unclassified Common Stock, the shares of Class A Common Stock or Unclassified Common Stock then subject to each option under the DSOP will be increased proportionately without any change in the aggregate purchase price. In the event of certain recapitalizations of the Company, there shall be substituted for each such share of Class A Common Stock or Unclassified Common Stock then subject to each option the number and class of shares into which each outstanding share of Class A Common Stock or Unclassified Common Stock, as the case may be, shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each option, or there shall be made such other equitable adjustment as the Board shall approve.

TERMINATION AND AMENDMENT

     The DSOP will terminate on the second day following the 2008 Annual Meeting of Stockholders, but the Board of Directors may terminate the DSOP at any time prior to such date. The Board may at any time amend or modify the DSOP without stockholder approval; but the Board may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No amendment modification or termination of the DSOP shall adversely affect the rights of the grantees who have outstanding options without the consent of such grantees.

NO RIGHTS AS STOCKHOLDER

     The holder of an option will not have any rights of a stockholder with respect to the shares covered by the option, until such person has become the holder of record of such shares upon exercise of the option.

CERTAIN FEDERAL INCOME TAX EFFECTS

     The options granted under the DSOP will be non-qualified stock options ("NSOs"). Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Class A Common Stock or, after the Transition Date, Unclassified Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Class A Common Stock or Unclassified Common Stock, as the case may be, will constitute short-term or long-term capital gain, depending on the participant's holding period.

BENEFITS TO NON-EMPLOYEE DIRECTORS

     Only Non-Employee Directors are entitled to participate in the DSOP (currently, Seth E. Lemler, Eddie N. Williams, Edwin Jacobson and Rudy J. Cerone). The following table shows the benefits that will accrue under the DSOP, for each year that it is in effect, to the group indicated.

                                                              DOLLAR VALUE($)  NUMBER OF OPTIONS
                                                              ---------------  -----------------
All Non-Employee Directors as a Group.......................        (1)            20,000(2)

---------------

(1) On a per share basis, this amount will be equal to the excess of the fair market value of the Class A Common Stock or, after the Transition Date, Unclassified Common Stock on the date of exercise of the option over the fair market value of the Class A Common Stock or the Unclassified Common Stock, as the case may be, on the date of grant. The closing price of the Class A Common Stock on the American Stock Exchange was $3 1/8 per share on March 25, 1999.
(2) Represents the number of options to be granted each year while the DSOP is in effect, assuming there are four Non-Employee Directors serving in such year.

                                   PROPOSAL 3

                             ELECTION OF DIRECTORS

NOMINEES

     The Company's Restated Certificate of Incorporation provides that, prior to the Transition Date, the maximum number of authorized directors of the Company is six, three of which are to be elected by the holders of the Class A Common Stock (each, a "Class A Director") and three of which are to be elected by the holders of the Class B Common Stock (each, a "Class B Director"). Currently, the Board is comprised of three Class A Directors and three Class B Directors. Notwithstanding the foregoing, upon the occurrence of an Extraordinary Flip Event (as defined in the Company's Restated Certificate of Incorporation), a majority of Class A Directors then in office will elect an additional Class A Director whose term will immediately expire if such Extraordinary Flip Event is cured in accordance with the Company's Restated Certificate of Incorporation. The Company expects that such additional Class A Director will be Timothy E. Kelly (the "Alternate"). In addition, upon the acquisition by a Conflicted Entity (as defined in the Company's Restated Certificate of Incorporation) of at least 20% of the outstanding shares of Class A Common Stock (a "Change of Control"), a majority of Class B Directors then in office will elect an additional Class B Director, unless an Extraordinary Flip Event has occurred and not been cured at such time. However, the term of any such additional Class B Director will immediately expire if (1) an Extraordinary Flip Event occurs after the Change of Control leading to such Class B Director's election or (2) the number of shares of Class A Common Stock held by the Conflicted Entity which caused such Change of Control is reduced so that the Conflicted Entity owns less than 20% of the outstanding shares of Class A Common Stock.

     The Board of Directors is divided into three groups, designated as Group I, Group II and Group III. Each group consists of one Class A Director and one Class B Director. The directors in each group are elected for a term of three years and until their successors are elected and qualified. The term of office of one of the groups of directors expires each year at the Company's Annual Meeting of Stockholders, and a new group of directors is elected by the stockholders each year at that time.

     In connection with the consummation of the Plan of Reorganization, Seth E. Lemler and Colin V. Reed were designated as the initial Group I directors, with Mr. Lemler serving as a Class A Director and Mr. Reed serving as a Class B Director. Thereafter, the other individuals identified as Group II and Group III directors below were elected by the Board to serve as directors. Pursuant to the terms of the Plan of Reorganization, Seth E. Lemler, Edwin Jacobson and Rudy J. Cerone, each a Class A director, were nominated to serve on the Board by a committee which represented the holders of the Old Bonds (the "Bondholders Committee").

     At the Annual Meeting, the terms of the two Group I directors, Messrs. Lemler and Reed, will expire. Mr. Lemler has been designated as the Class A Nominee by the Class A Nominating Committee of the Board and will thus stand for re-election as a Class A Director at the Annual Meeting. Mr. Reed has been designated as the Class B Nominee by the Class B Nominating Committee of the Board and will thus stand for re-election as a Class B Director at the Annual Meeting. If elected by the stockholders, each of the nominees will serve a three-year term which will expire at the 2002 Annual Meeting of Stockholders. If either of the nominees should be unavailable to serve for any reason (which is not anticipated), then the Class A Nominating Committee, in the case of Mr. Lemler, or the Class B Nominating Committee, in the case of Mr. Reed, may designate a substitute nominee in accordance with the Company's Restated Certificate of Incorporation (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee) or the Class A Nominating Committee or the Class B Nominating Committee, as the case may be, may allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located and nominated.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT (1) HOLDERS OF CLASS A COMMON STOCK VOTE "FOR" THE PROPOSAL TO RE-ELECT SETH E. LEMLER AS A CLASS A DIRECTOR AND (2) HOLDERS OF CLASS B COMMON STOCK VOTE "FOR" THE PROPOSAL TO RE-ELECT COLIN V. REED AS A CLASS B DIRECTOR, IN EACH CASE FOR A THREE-YEAR TERM EXPIRING AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth certain information regarding the two nominees for director and the four incumbent directors whose terms as directors will continue following the Annual Meeting.

     GROUP I DIRECTORS NOMINATED TO SERVE UNTIL THE 2002 ANNUAL MEETING OF
                                  STOCKHOLDERS

Colin V. Reed                Mr. Reed, age 51, has been a Class B Director and
                             Chairman of the Board of Directors since April
                             1998. Mr. Reed has also been a member of HET's three-executive Office of the President since
                             December 1998, Executive Vice President of HET since September 1995 and Chief Financial Officer of
                             HET since April 1997. Prior thereto, he was Senior
                             Vice President, Corporate Development of HET from
                             May 1992 to September 1995. He has also been Senior
                             Vice President of Harrah's New Orleans Management
                             Company, an indirect wholly-owned subsidiary of HET
                             (the "Manager"), since May 1996. Mr. Reed was a member of the Executive Committee of HJC and a director, Senior Vice President and Secretary of
                             Finance Corp., both of which filed petitions under Chapter 11 of the United States Bankruptcy Code in
                             November 1995. He was also a director and Senior
                             Vice President of HNOIC, which filed a petition under Chapter 11 of the United States Bankruptcy
                             Code in December 1995. Mr. Reed served as Chief
                             Executive Officer and President of the Company from August 1996 to April 1998 and as President of JCC from May 1997 to March 1998. Mr. Reed is also a director of Sodak Gaming, Inc., National Airlines,
                             Inc. and HET.

Seth E. Lemler               Mr. Lemler, age 40, has been a Class A Director
                             since October 1998. Mr. Lemler has served as a Managing Director in the Investment Banking
                             Department of Ladenburg Thalmann & Co. Inc. since
                             May 1996. Prior to joining Ladenburg Thalmann & Co.
                             Inc., Mr. Lemler served as a consultant at New
                             Valley Corporation from January 1996 to May 1996.
                             From February 1987 to December 1995, Mr. Lemler served in various capacities with Deloitte & Touche
                             LLP, including, most recently, as a senior manager in the Reorganization Advisory Services Consulting
                             Group.

   GROUP II DIRECTORS TO SERVE UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS

Eddie N. Williams            Mr. Williams, age 66, has been a Class B Director
                             since March 4, 1999. Mr. Williams has served as
                             President, Chief Executive Officer and Director of the Joint Center for Political and Economic
                             Studies, a national non-profit research
                             institution, since July 1972. Mr. Williams also serves as a director of each of HET, Riggs National
                             Corporation and CareFirst, Inc. (formerly Blue
                             Cross/Blue Shield). Mr. Williams was a member of the Executive Committee of HJC and a director of Finance Corp. from January 1995 to October 1998, both of which filed petitions under Chapter 11 of the United States Bankruptcy Code in November 1995.

Edwin Jacobson               Mr. Jacobson, age 69, has been a Class A Director
                             since March 4, 1999. Since September 1990, Mr.
                             Jacobson has served as the President and Chief
                             Executive Officer of Heartland Partners LP, a limited partnership organized to engage in the ownership, development, leasing and sale of real estate, and as a director and the President and Chief Executive Officer of Heartland Technology,
                             Inc., an electronics manufacturer primarily for the computer and computer printer industries. Mr.
                             Jacobson also serves as a director of Avatar
                             Properties.

   GROUP III DIRECTORS TO SERVE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS

John M. Boushy               Mr. Boushy, age 44, has been a Class B Director
                             since March 4, 1999. Mr. Boushy has served as the Senior Vice President, Information Technology and
                             Marketing Services of HET since June 1993. From
                             April 1989 to June 1993, Mr. Boushy was the Vice
                             President, Strategic Marketing of HET. Mr. Boushy also serves as a director of Interactive
                             Entertainment Limited.

Rudy J. Cerone               Mr. Cerone, age 46, has been a Class A Director
                             since March 4, 1999. Since December 1987, Mr.
                             Cerone has been a partner in McGlinchey Stafford, PLLC, a law firm located in New Orleans, Louisiana
                             ("McGlinchey Stafford").

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the full Board and through committees of the Board. Prior to the Transition Date, the Company's Bylaws require that the Company maintain the following committees: the Audit Committee, Gaming Committee, Compensation Committee, Class A Director Nominating Committee, Class B Director Nominating Committee and Capital Committee. The Company may form or maintain additional committees upon the affirmative vote of (1) a majority of the Class A Directors then in office and (2) a majority of the Class B Directors then in office. Pursuant to this authority, the Board of Directors has established a Counsel Retention Committee. During the year ended December 31, 1998 ("fiscal 1998"), the Board of Directors held two meetings, and each director of the Company who was serving on the Board at the time of such meetings attended at least 75% of all meetings of the full Board of Directors. The Alternate generally attends Board meetings as an observer, but does not vote with the Board. None of the committees of the Board of Directors met during fiscal 1998.

     Audit Committee. The Audit Committee consists of the Class A Directors and is empowered to undertake and complete an audit or investigation, at any time, into the business affairs of the Company or any of its subsidiaries. The Audit Committee is comprised of Edwin Jacobson (Chairman), Seth E. Lemler and Rudy J. Cerone.

     Gaming Committee. The Gaming Committee supervises the day-to-day activities of the Company and, except with respect to Significant Transactions (as defined in the Company's Restated Certificate of Incorporation), has and may exercise, in such manner as it deems to be in the best interests of the Company, all of the powers of the Board of Directors in the management or direction of the business and affairs of the Company, not inconsistent, however, with any specific direction as to the conduct of the business and affairs of the Company as the Board of Directors may give. The Gaming Committee consists of two Class B Directors (or, if there is only one Class B Director, such director); provided, however, that upon the occurrence of a Flip Event (as defined in the Company's Restated Certificate of Incorporation), the Class B Directors will be replaced on the Gaming Committee by two Class A Directors (or, if there is only one Class A Director at such time, such director). The Gaming Committee is comprised of John M. Boushy (Chairman) and Colin V. Reed.

     Compensation Committee. The Compensation Committee consists of the Class A Directors and is empowered to act on behalf of the Company in all matters regarding the compensation of officers and directors of the Company and its subsidiaries. The Compensation Committee is comprised of Seth E. Lemler (Chairman), Edwin Jacobson and Rudy J. Cerone.

     Nomination Committees. The Class A Director Nomination Committee consists of the Class A Directors whose terms do not expire at the next annual meeting of stockholders. It selects the person(s) to stand for election as Class A Directors at each meeting of stockholders, and is comprised of Rudy J. Cerone and Edwin Jacobson. The Class B Director Nomination Committee consists of the Class B Directors whose terms do not expire at the next annual meeting of stockholders. It selects the person(s) to stand for election as Class B Directors at each meeting of stockholders, and is comprised of John M. Boushy and Eddie N. Williams. The Board of Directors will also consider nominees recommended by stockholders. For a description of the requirements for stockholder nominations and other proposals, see "Stockholders' Proposals for 2000 Annual Meeting" and "Voting -- Proxies; Other Matters That May Come Before the Annual Meeting."

     Capital Committee. The Capital Committee consists of one Class A Director and one Class B Director. After the date on which the Completion Guarantees (as defined below) have been terminated, the Capital Committee is empowered to act on behalf of the Company with respect to all changes to the capital budgets of the Company and JCC between $250,000 and $2 million. "Completion Guarantees" means (1) the Notes Completion Guarantee dated as of October 30, 1998 by Harrah's Operating Company, Inc. ("HOCI") and HET to Norwest Bank Minnesota, National Association, as trustee, (2) the Bank Completion Guarantee dated as of October 29, 1998 by HOCI and HET to Bankers Trust Company, as administrative agent for the lenders under the bank credit agreement of the Company and JCC,
(3) the LGCB Completion Guarantee dated as of October 30, 1998 by HOCI and HET to the State and the Louisiana Gaming Control Board (the "LGCB") and (4) the RDC/City Completion Guaranty dated as of October 29, 1998 by HOCI and HET to Rivergate Development Corporation (the "RDC") and the City. The Capital Committee is comprised of Seth E. Lemler (Chairman) and John M. Boushy.

     Counsel Retention Committee. The Counsel Retention Committee consists of one Class A Director and one Class B Director and is empowered to approve the selection of legal counsel by the Company or its subsidiaries in connection with any matters, transactions or transactions with affiliates of the Company which were not approved by the Company prior to or concurrently with the Effective Date, and otherwise to consider any issues relating to the retention of legal counsel that the Counsel Retention Committee deems appropriate. The Counsel Retention Committee is comprised of Colin V. Reed and Seth E. Lemler.

DIRECTOR COMPENSATION

     The Board of Directors has authorized the payment to each director of an annual retainer of $40,000, a fee of $2,000 for each meeting of the Board attended by such director and a fee of $1,000 for each meeting of any committee thereof attended by such director. The Company also intends to pay these fees to the Alternate. The Board of Directors has also authorized the payment to each director of reasonable out-of-pocket expenses for attending Board and committee meetings. The Company also intends to pay similar expenses of the Alternate. Pursuant to the Company's Bylaws, directors who are employees of HET or certain affiliates of HET (including Messrs. Reed and Boushy), receive no directors' fees. In addition, if the DSOP is approved by the stockholders at the Annual Meeting, each Non-Employee Director will be granted (1) an option to purchase 5,000 shares of Class A Common Stock or, after the Transition Date, Unclassified Common Stock on the later of the date of the approval of the DSOP by the Company's stockholders or the date such person first becomes a Non-Employee Director and (2) an option to purchase 5,000 of such shares (a) as of the date following the first Annual Meeting of the Company's stockholders that occurs more than one year after the person first becomes a Non-Employee Director and
(b) on the day following each subsequent Annual Meeting, if such person is serving as a Non-Employee Director as of such date. The Company paid fees of $8,667 to Seth E. Lemler for his service as a director during fiscal 1998.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The following table sets forth the compensation earned by (1) each person who served as the chief executive officer of the Company during any part of fiscal 1998, (2) each other executive officer of the Company who served as an executive officer at December 31, 1998 and whose annual compensation and bonus was $100,000 or more during fiscal 1998 (or is expected to be $100,000 or more during the year ended December 31, 1999) and (3) any person for whom disclosure would have been provided pursuant to clause (2) but for the fact that the person did not serve as an executive officer on December 31, 1998 (collectively, the "Named Executive Officers"). Other than as set forth in such table, during the last three fiscal years, the Named Executive Officers earned no compensation from the Company and were granted no stock options, stock appreciation rights or any other form of remuneration.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION(1)               LONG-TERM COMPENSATION AWARDS
                                       --------------------------------------   -------------------------------------
                                                                   OTHER        RESTRICTED    SECURITIES
                                                                  ANNUAL           STOCK      UNDERLYING      LTIP
NAME AND PRINCIPAL POSITION(2)  YEAR   SALARY($)   BONUS($)   COMPENSATION($)   AWARD(S)($)   OPTIONS(#)   PAYOUTS($)
------------------------------  ----   ---------   --------   ---------------   -----------   ----------   ----------
Frederick W. Burford(3)......   1998    $39,000    $95,335        --               --            --           --
  President
L. Camille Fowler(4).........   1998    $21,750    $30,000        --               --            --           --
  Vice President -- Finance,
  Treasurer and Secretary


                                   ALL OTHER
NAME AND PRINCIPAL POSITION(2)  COMPENSATION($)
------------------------------  ---------------
Frederick W. Burford(3)......       --
  President
L. Camille Fowler(4).........       --
  Vice President -- Finance,
  Treasurer and Secretary

---------------

(1) The annual compensation data excludes perquisites, the aggregate annual amount of which for each officer was less than 10% of such officer's total reported salary and bonus.
(2) Colin V. Reed served as Chief Executive Officer and President of the Company from August 1996 to April 1998. Mr. Reed did not receive any compensation from the Company for such services.
(3) In connection with the consummation of the transactions contemplated by the Plan of Reorganization, Mr. Burford served as a paid consultant to HET from March 1998 until October 1998. Includes $229,047 paid by JCC to HOCI to reimburse HOCI for amounts paid to Mr. Burford for such services as a consultant.
(4) Ms. Fowler served as the Director of Finance, Vice President, Secretary and Treasurer of the Manager until November 1998, when she was elected Vice President -- Finance, Treasurer and Secretary of the Company.

EMPLOYMENT AGREEMENTS

     The Company expects to enter into employment agreements during the year ended December 31, 1999 with Mr. Burford and Ms. Fowler, and is currently in discussions with these executives regarding these employment agreements.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

INTRODUCTION

     The Compensation Committee is responsible for developing the Company's executive compensation policies and advising the Board of Directors with respect to such policies. The members of the Compensation Committee are Seth E. Lemler (Chairman), Edwin Jacobson and Rudy J. Cerone. During fiscal 1998, the Compensation Committee did not convene and all decisions concerning executive compensation in that period were made by the full Board of Directors.

EXECUTIVE COMPENSATION PROGRAM

     The Company's executive compensation program for fiscal 1998 was designed primarily to attract and retain the Company's executive officers following the consummation of the transactions contemplated by the Plan of Reorganization. The fiscal 1998 program consisted of two elements: a salary (base pay) and variable incentive pay (which was paid in the form of a cash bonus). This program applied to the Company's key management personnel, including Frederick W. Burford, the Company's President, and L. Camille Fowler, the Company's Vice President -- Finance, Treasurer and Secretary. All of the Company's executives were also eligible for employee benefits offered to all the Company's employees, including life, health, disability and dental insurance and the Company's 401(k) savings plan. The Committee has engaged the services of professional compensation consultants to assist with the design of a long-term compensation plan for its senior executives for the year ended December 31, 1999 and future years which the Company believes will (1) attract and retain a highly qualified and motivated management team and (2) link the interests of the senior executives directly with those of stockholders through the use of long-term equity incentives, primarily in the form of stock options.

     Salary. Base salary for the Company's executive officers in 1998 was determined by the Board of Directors after consideration of salary levels in the casino and gaming industry for various executive positions.

     Annual Incentive Pay. For services rendered in fiscal 1998, the Company paid Mr. Burford a cash bonus of $95,335 and Ms. Fowler a cash bonus of $30,000. These bonuses were based on the Company's attainment of pre-determined objectives, such as the consummation of the transactions contemplated by the Plan of Reorganization and the resumption of the Casino's construction.

PRESIDENT'S COMPENSATION

     Colin V. Reed, the Chairman of the Board of Directors, served as Chief Executive Officer and President of the Company from August 1996 to April 1998. Mr. Reed did not receive any compensation for his service as Chief Executive Officer and President of the Company during such period. Frederick W. Burford has served as President of the Company since April 1998. Mr. Burford's fiscal 1998 base salary was $260,000. In connection with the consummation of the transactions contemplated by the Plan of Reorganization, Mr. Burford also served as a paid consultant to HET from March 1998 until October 1998. During fiscal 1998, JCC paid HOCI $229,047 to reimburse HOCI for amounts paid to Mr. Burford for such services as a consultant. The level of Mr. Burford's base salary was based upon the comparative information reviewed by the Board of Directors as described above. Mr. Burford's total compensation for fiscal 1998 is provided in detail in the Summary Compensation Table set forth above.

POLICY WITH RESPECT TO DEDUCTIBILITY OF COMPENSATION EXPENSE

     The Omnibus Budget Reconciliation Act of 1993 (OBRA) disallows the deduction for certain annual compensation in excess of $1,000,000 paid to certain executive officers of the Company, unless the compensation qualifies as "performance-based" under Code Section 162(m). The LTIP will permit the grant of stock options and other awards that are fully deductible under Code Section 162(m). For the year ended December 31, 1999 and future years, the Company intends to maximize the deductibility of executive compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive market for executive talent.

CONCLUSION

     The Company's executive compensation program for fiscal 1998 was designed primarily to attract and retain the Company's executive officers following the consummation of the transactions contemplated by the Plan of Reorganization. The Company anticipates that its executive compensation program for the year ended December 31, 1999 will be designed by the Compensation Committee to closely link pay with performance and the creation of stockholder value. Under such a program, if the Company reaches targeted performance levels, the Company's executives will be compensated at "median levels" for comparable companies. If the Company's performance exceeds targeted levels, executive compensation will exceed such "median levels." The Company believes that such a program will be successful in supporting its financial, growth and other business objectives.

COMMITTEE MEMBERS:
        Seth E. Lemler
        Edwin Jacobson
        Rudy J. Cerone

OTHER MEMBERS OF THE BOARD:
        Colin V. Reed
        Eddie N. Williams
        John M. Boushy

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors was established after the end of fiscal 1998 and is currently comprised of the Class A Directors, including Seth E. Lemler (Chairman), Edwin Jacobson and Rudy J. Cerone.

     Mr. Lemler has served as a Managing Director of the Investment Banking Department of Ladenburg Thalmann & Co. Inc. ("Ladenburg Thalmann") since May 1996. Ladenburg Thalmann acted as financial advisor to the Bondholders Committee. As compensation for financial advisory services rendered to the Bondholders Committee during the period from March 1996 until the consummation of the transactions contemplated by the Plan of Reorganization in October 1998, the Company paid Ladenburg Thalmann $640,000 in December 1998.

     Mr. Cerone has been a partner in the law firm of McGlinchey Stafford since December 1987. Under the Plan of Reorganization, McGlinchey Stafford served as counsel to the Bondholders Committee. As compensation for legal services rendered to the Bondholders Committee during the period from April 1998 until November 1998, the Company paid McGlinchey Stafford an aggregate of $159,900 in November and December 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of March 25, 1999, HET, through HCCIC, an indirect wholly-owned subsidiary of HET, owned 4,302,623 shares of Class B Common Stock, or approximately 96.6% of all of the issued and outstanding shares of Class B Common Stock, and approximately 43.0% of all of the issued and outstanding shares of Common Stock. Accordingly, through HCCIC, HET is able to elect all of the Class B Directors, which, prior to the Transition Date, generally supervise the day-to-day activities of the Company. Further, HCCIC was granted the HET Warrant entitling it, upon and after the Transition Date, to purchase shares of Unclassified Common Stock such that, upon exercise of the HET Warrant in its entirety, HET and its subsidiaries will own in the aggregate 50% of the then outstanding shares of Unclassified Common Stock. In addition, JCC and the

Manager, an indirect wholly-owned subsidiary of HET, have entered into the Second Amended and Restated Management Agreement dated as of October 29, 1998 (the "Management Agreement"), under which the Manager is exclusively responsible for supervising and managing the Casino.

     Under the terms of an amended casino operating contract between JCC and the LGCB, JCC is required to obtain a guaranty in favor of the State by and through the LGCB to assure payment of a $100 million minimum annual payment due to the State by JCC under the contract. On the Effective Date, JCC entered into an agreement with HET and HOCI under which HET and HOCI have agreed to provide such a guaranty of the $100 million minimum payment obligation, which is subject to renewal or early termination in accordance with the terms of such agreement. HET and HOCI have also provided a payment guarantee or "put" agreement (the "HET Loan Guaranty") for an aggregate principal amount of up to $166.5 million of loans and/or stated amount of letters of credit of the Company and its subsidiaries outstanding under the Credit Agreement dated as of October 29, 1998 (the "Senior Credit Agreement") among JCC, as borrower, the Company, as guarantor, the banks parties thereto and Bankers Trust Company, as administrative agent. In exchange for the HET Loan Guaranty, JCC has agreed to pay HET an annual credit support fee equal to 0.75% of the average aggregate principal amount of loans and/or stated amount of letters of credit guaranteed. No such fees accrued or were paid during fiscal 1998.

     In addition, pursuant to the Completion Guarantees, HET and HOCI have agreed, among other things, to (1) fund JCC's working capital shortfalls until the date on which, among other things, the Casino is equipped with the required furniture, fixtures and equipment and ready to open for business, the Casino construction is substantially completed and initial Casino operations have opened for business and (2) to guarantee that, at such time, JCC will have available for working capital $5 million of cash and an amount equal to $25 million (less up to $12 million for certain letters of credit issued under the Senior Credit Agreement and borrowings thereunder to fund a bank account for the Casino) available for immediate borrowing(s) under the working capital facility provided pursuant to the Senior Credit Agreement.

     HET and HOCI have also agreed to guarantee certain obligations of JCC including, among others, the following: (a) the obligation to complete and timely pay for the construction and equipping of the Casino in accordance with the terms of (1) the Amended and Restated Lease Agreement dated October 29, 1998 (the "Amended Ground Lease") among JCC, the RDC and the City, as intervenor, (2) the General Development Agreement dated October 29, 1998 among JCC, the RDC and the City, as intervenor, (3) the indentures under which the Notes and the Contingent Notes are issued (the "Indentures") and (4) any applicable requirement of the LGCB; and (b) the obligation to maintain insurance coverage for, and prevent deterioration and unauthorized access to, the Casino, and to pay on a timely basis certain amounts owing by JCC. Any expenditures made by HET or HOCI under this guarantee must be repaid by JCC pursuant to the Amended and Restated Subordinated Completion Loan Agreement dated as of October 30, 1998 among JCC, HET and HOCI.

     JCC has obtained a title insurance policy from First American Title Insurance Company ("First American") for the premises underlying the Casino leased by JCC pursuant to the Amended Ground Lease and certain related leased property. Pursuant to the Amended and Restated Construction Lien Indemnity Obligation Agreement between JCC and HOCI, any expenditures made by HOCI under a construction lien indemnity agreement delivered by HET and HOCI to First American regarding mechanic's liens claiming priority to loans and reimbursement obligations for letters of credit under the Senior Credit Agreement, the Notes or the Contingent Notes, will be deemed unsecured limited recourse indebtedness of JCC to HOCI, due and payable on demand. In addition, HET and HOCI have agreed to provide JCC with up to $22.5 million of subordinated financing under a junior subordinated credit facility entered into on the Effective Date. As of March 25, 1999, JCC had borrowed $2 million under this junior subordinated credit facility and the Company anticipates that JCC will draw the remaining amounts available under this facility by June 30, 1999.

     On the Effective Date, JCC reimbursed HET and HOCI a total of $3,696,474 for pre-Effective Date expenses incurred by HET, the Manager and HOCI on behalf of JCC. Such expenses included over $3 million in legal fees and insurance premiums relating to JCC, approximately $311,000 in consulting and relocation expenses incurred by senior management of the Manager and approximately $289,000 in wages paid to certain individuals involved in the reorganization process, such as Frederick W. Burford, the Company's President. See "Executive Compensation."

     In addition, prior to the opening of the Casino, the Company expects that JCC will enter into an agreement with HET or one of its affiliates pursuant to which HET or such affiliate will provide certain administrative systems and services (including, among others, accounting, payroll and risk management services, and human resources administration) to JCC and, in exchange therefor, JCC will pay HET or such affiliate fees in the year ended December 31, 1999 of approximately $1.45 million, which includes a one-time $487,000 implementation charge. The Company's Board of Directors has also approved a slot machine acquisition program pursuant to which JCC will acquire new or remodeled slot machines for use at the Casino. Under this program, the Board authorized the purchase of 198 slot machines from HET or its affiliates for approximately $700,000. In addition, pursuant to the Executive Leasing Agreement dated as of July 1, 1998 (the "Stroessner Lease") between HOCI and JCC, HOCI has agreed to lease the services of Donald Stroessner, an employee of HOCI, to JCC. Under the Stroessner Lease, Mr. Stroessner will oversee and manage the design and construction of the Casino. In exchange for these services, JCC has agreed to pay HOCI approximately (1) $32,000 for services rendered by Mr. Stroessner during November and December 1998, (2) $221,000 for services to be rendered during the year ending December 31, 1999 and (3) $250,000 for services to be rendered during the year ending December 31, 2000. However, the Stroessner Lease can be terminated by either JCC or HOCI at any time. If it is terminated in any year prior to its scheduled expiration, JCC will not be obligated to pay HOCI the full fee for such year, but instead will be required to pay HOCI a pro rata portion of such fee. JCC has also agreed to pay additional amounts directly to Mr. Stroessner for his services. Prior to the opening of the Casino, HET, the Manager and their affiliates may from time to time agree to provide additional services to the Company and/or its subsidiaries, including the leasing of the services of additional employees to JCC.

     Currently, the Chairman of the Board, Colin V. Reed, is also a member of HET's board of directors, a member of HET's three-executive Office of the President, Executive Vice President and Chief Financial Officer of HET and Senior Vice President of the Manager. Mr. Reed is expected to continue to serve as a Class B Director while also serving in these capacities with HET and the Manager. Frederick W. Burford, the President of the Company and an officer of each of the Company's subsidiaries, served as a paid consultant to HET from March 1998 until September 1998. Effective upon consummation of the Plan of Reorganization, Mr. Burford ceased serving as a paid consultant to HET. In addition, L. Camille Fowler, the Vice President -- Finance, Treasurer and Secretary of the Company and an officer of each of the Company's subsidiaries, was the Director of Finance, Vice President, Secretary and Treasurer of the Manager until November 1998. In addition, John M. Boushy, an officer of HET, and Eddie N. Williams, a director of HET, have recently been elected as Class B Directors. HET owns or controls (indirectly through one or more subsidiaries or affiliates) dockside casinos in Vicksburg and Tunica, Mississippi and Shreveport, Louisiana, and HET (or one or more of such subsidiaries or affiliates) may develop other casinos that may compete with the Casino (collectively, the "Competing Casinos"). As a result of HET's ownership of the Competing Casinos, together with the positions held by Messrs. Reed, Boushy and Williams as both Class B Directors and officers or directors of HET, a conflict of interest may be deemed to exist by reason of such persons' access to the Company's information and business opportunities, any or all of which could be useful to one or more of the Competing Casinos. The Indentures, the Senior Credit Agreement and the Management Agreement each impose restrictions on the ability of the Company to enter into transactions with affiliates, including HET. In addition, the Company's Board of Directors has implemented procedures which require transactions with affiliates to be approved by disinterested directors. The Company cannot assure, however, that the restrictions in such agreements or these procedures will successfully resolve conflicts of interest confronting, or which may confront, the Company.

     For a description of certain transactions between the Company (or one or more of its subsidiaries) and (1) Seth E. Lemler, a Class A Director, and his affiliates, and (2) Rudy J. Cerone, a Class A Director, and his affiliates, see "Compensation Committee Interlocks and Insider Participation."

                            STOCK PERFORMANCE GRAPHS

     The following performance graph and accompanying table compare the stockholders' cumulative return on the Class A Common Stock with the cumulative total return of the Standard & Poor's Small Cap 600 Stock Index (the "S&P Smallcap 600 Index") and the Gaming, Lottery and Paramutual Companies Industry Group of the S&P Small Cap 600 Index (the "S&P Smallcap 600 Gaming Index") from December 9, 1998, the date the Class A Common Stock began trading on the American Stock Exchange, and ending on December 31, 1998.(1)(2) The comparative data assumes $100.00 was invested on December 9, 1998 in the Class A Common Stock and in each of the indices referred to above and assumes that dividends, if any, were reinvested.

                                                                                           S & P
                                                                         S & P          Smallcap 600
               Measurement Period                   JCC Holding       Smallcap 600         Gaming
             (Fiscal Year Covered)                    Company            Index             Index
Dec. 9, 1998                                                100.00            100.00            100.00
Dec. 31, 1998                                                96.43            105.88            149.73

---------------

(1) The stock price performance shown in the two tables set forth above is not necessarily indicative of future stock price performance. Information used in the tables was obtained from Zacks Investment Research, Inc., a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.
(2) The stock performance graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and any persons who beneficially own more than 10% of the Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange, Inc. Directors, executive officers and persons beneficially owning more than 10% of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required of those persons, the Company believes that during fiscal 1998, all of its directors, executive officers and beneficial owners of more than 10% of the Common Stock complied with applicable Section 16(a) filing requirements.

                                   PROPOSAL 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Deloitte & Touche LLP to serve as independent accountants of the Company for the year ending December 31, 1999. The Board has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Deloitte & Touche LLP has served as independent accountants of the Company since the Effective Date and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Board of Directors will reconsider the appointment.

     Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1999.

                STOCKHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

     Nominations by stockholders for director elections and other proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders, together with certain related information specified in Rule 14a-8 of the Securities and Exchange Commission, must be submitted in writing to the Company on or before December 16, 1999 in order for such matters to be included in the Company's proxy materials for the 2000 Annual Meeting of Stockholders. Nominations and other proposals of stockholders that are submitted to the Company after such date may be excluded from the Company's proxy materials for the 2000 Annual Meeting of Stockholders and will otherwise be subject to Rule 14a-4(c) of the Securities and Exchange Commission. See "Voting -- Proxies; Other Matters That May Come Before the Annual Meeting."

     As provided in the Company's Bylaws, to submit a nominee to stand for election as a director at the 2000 Annual Meeting of Stockholders or a proposal to be presented at such meeting, a stockholder must provide notice thereof to the Company. Such notice must be received by the Company not less than sixty nor more than ninety days, in the case of the submission of a nominee, and not less than sixty nor more than one-hundred and twenty days, in the case of the submission of a proposal, prior to May 13, 1999; provided, however, that if less than seventy days notice or prior public disclosure of the date of such meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received by the Company no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. In addition, any such notice must contain the information required by the Company's Bylaws.

     All nominations, proposals and related information with regard to the 2000 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, to JCC Holding Company, 512 South Peters Street, New Orleans, Louisiana 70130, Attention: L. Camille Fowler, Vice President -- Finance, Treasurer and Secretary.

                                          By Order of the Board of Directors.
                                          /S/ L. CAMILLE FOWLER

                                          L. Camille Fowler
                                          Vice President -- Finance, Treasurer
                                          and Secretary

New Orleans, Louisiana
April 15, 1999
                             ---------------------

     The Company's 1999 Annual Report and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which includes audited financial statements, have been mailed to stockholders of the Company with these proxy materials. Such materials do not form any part of the material for the solicitation of proxies.

JCC HOLDING COMPANY                                                        proxy
________________________________________________________________________________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS CLASS A COMMON STOCK

The undersigned hereby appoints Frederick W. Burford and L. Camille Fowler, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Class A Common Stock ("Common Stock") of JCC Holding Company, a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders of the Company, to be held at the Hotel Inter-Continental, 111 East 48th Street, New York, New York on Thursday, May 13, 1999 at 10:00 a.m. and at any adjournments thereof, as indicated below and subject to the conditions specified below.

THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES "FOR" THE ELECTION OF THE NOMINEE NAMED IN PROPOSAL 3 AND "FOR" PROPOSALS 1, 2 AND 4. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting. However, the proxies hereby are authorized to vote in their discretion on any stockholder proposals subsequently presented for a vote of the stockholders at the Annual Meeting, as well as on the election of any person selected in accordance with the Company's Restated Certificate of Incorporation as a director nominee if the director nominee named in Proposal 3 is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting.

If the undersigned notified the Secretary of the Company at or prior to the Annual Meeting or any adjournments thereof of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned withdraws this proxy card in the manner described above and prior to the Annual Meeting or any adjournments thereof does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock owned by the undersigned as of the record date, March 25, 1999.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. The approval of the Company's 1998 Long-Term Incentive Plan.                   [ ] For     [ ] Against     [ ] Abstain

2. The approval of the Company's 1999 Non-Employee Director Stock Option Plan.    [ ] For     [ ] Against     [ ] Abstain

3. The election of Seth E. Lemler as a Class A Director of the Company to         [ ] For     [ ] Withheld
   serve until the 2002 Annual Meeting of the Company's stockholders and until his successor is duly elected and qualified.

4. The ratification of the appointment of Deloitte & Touche LLP as the Company's  [ ] For     [ ] Against     [ ] Abstain
   independent accountants for the fiscal year ending December 31, 1999.

   MARK HERE FOR ADDRESS  [ ]       MARK HERE IF YOU PLAN TO      [ ]
   CHANGE AND NOTE BELOW            ATTEND THE ANNUAL MEETING

   [X] Please mark votes as in this example

                                                                                    Date ___________________________________



                                                                                    Signature(s) in Box
                                                                                    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS
                                                                                    PROXY CARD IN THE ENCLOSED PREPAID
                                                                                    ENVELOPE. Please sign exactly as your name
                                                                                    appears on this proxy card. When shares are
                                                                                    held jointly, both holders should sign. When
                                                                                    signing as attorney, executor, administrator,
                                                                                    trustee or guardian, please give your full
                                                                                    title. If the holder is a corporation or a
                                                                                    partnership, the full corporate or partnership
                                                                                    name should be signed by a duly authorized
                                                                                    officer.

JCC HOLDING COMPANY                                                        proxy
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS CLASS B COMMON STOCK

The undersigned hereby appoints Frederick W. Burford and L. Camille Fowler, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Class B Common Stock ("Common Stock") of JCC Holding Company, a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders of the Company, to be held at the Hotel Inter-Continental, 111 East 48th Street, New York, New York on Thursday, May 13, 1999 at 10:00 a.m. and at any adjournments thereof, as indicated below and subject to the conditions specified below.

THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES "FOR" THE ELECTION OF THE NOMINEE NAMED IN PROPOSAL 3 AND "FOR" PROPOSALS 1, 2 AND 4. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting. However, the proxies hereby are authorized to vote in their discretion on any stockholder proposals subsequently presented for a vote of the stockholders at the Annual Meeting, as well as on the election of any person selected in accordance with the Company's Restated Certificate of Incorporation as a director nominee if the director nominee named in Proposal 3 is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting.

If the undersigned notified the Secretary of the Company at or prior to the Annual Meeting or any adjournments thereof of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned withdraws this proxy card in the manner described above and prior to the Annual Meeting or any adjournments thereof does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock owned by the undersigned as of the record date, March 25, 1999.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.



1.  The approval of the Company's 1998 Long-Term Incentive Plan.                   [ ]  For       [ ]  Against       [ ]  Abstain

2.  The approval of the Company's 1999 Non-Employee Director Stock Option Plan.    [ ]  For       [ ]  Against       [ ]  Abstain

3.  The election of Colin V. Reed as a Class B Director of the Company to serve    [ ]  For       [ ]  Withheld
    until the 2002 Annual Meeting of the Company's stockholders and until his successor is duly elected and qualified.

4.  The ratification of the appointment of Deloitte & Touche LLP as the Company's  [ ]  For       [ ]  Against       [ ]  Abstain
    independent accountants for the fiscal year ending December 31, 1999.

    MARK HERE FOR ADDRESS     [ ]                     MARK HERE IF YOU PLAN TO     [ ]
    CHANGE AND NOTE BELOW                             ATTEND THE ANNUAL MEETING

    [X]  Please mark votes as in this example
                                                                                            Date __________________________



                                                                                            Signature(s) in Box
                                                                                            PLEASE COMPLETE, DATE, SIGN AND MAIL
                                                                                            THIS PROXY CARD IN THE ENCLOSED PREPAID
                                                                                            ENVELOPE. Please sign exactly as your
                                                                                            name appears on this proxy card. When
                                                                                            shares are held jointly, both holders
                                                                                            should sign. When signing as attorney,
                                                                                            executor, administrator, trustee or
                                                                                            guardian, please give your full title.
                                                                                            If the holder is a corporation or a
                                                                                            partnership, the full corporate or
                                                                                            partnership name should be signed by
                                                                                            duly authorized officer.

                              JCC HOLDING COMPANY
                         1998 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I
                                    PURPOSE

         1.1 GENERAL. The purpose of the JCC Holding Company 1998 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of JCC Holding Company (the "Company"), by linking the personal interests of its employees, officers, consultants and directors to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, consultants and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, consultants and directors; provided, however, to the extent necessary to preserve the employee benefits plan exemption under applicable state blue sky laws, no non-employee director or consultant of the Company will be eligible to receive Awards under the Plan until such time, if any, as the Stock shall be traded on a national securities exchange or on the Nasdaq National Market.

                                   ARTICLE 2
                                 EFFECTIVE DATE

         2.1 EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the Board. However, the Plan shall be submitted to the stockholders of the Company for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders and if the stockholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the stockholders having approved the Plan.

                                   ARTICLE 3
                                  DEFINITIONS

         3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

                  (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c)      "Board" means the Board of Directors of the Company.

                  (d) "Change in Control" means and includes each of the following:

                           (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 40% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 40% or more of the Outstanding Company Voting Securities,
                  (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
                  (ii) and (iii) of subsection (3) of this definition; or

                           (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such

                  Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 66 2/3% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (f) "Committee" means the committee of the Board described in Article 4.

                  (g) "Company" means JCC Holding Company, a Delaware corporation.

                  (h) "Covered Employee" means a covered employee as defined in Code Section 162(m)(3), provided that no employee shall be a Covered Employee until the deduction limitation of Code Section 162(m) are applicable to the Company and any reliance period under Code Section 162(m) has expired, as described in Section 16.15 hereof.

                  (i) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                  (j) "Dividend Equivalent" means a right granted to a Participant under Article 11.

                  (k) "Effective Date" has the meaning assigned such term in Section 2.1.

                  (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

                  (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

                  (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

                  (q) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

                  (r) "Participant" means a person who, as an employee, officer, consultant or director of the Company or any Subsidiary, has been granted an Award under the Plan.

                  (s) "Performance Unit" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

                  (t) "Plan" means the JCC Holding Company 1998 Long-Term Incentive Plan, as amended from time to time.

                  (u) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

                  (v) "Stock" means the $0.01 par value Class A Common Stock of the Company, and after the Transition Date, the $0.01 par value Unclassified Common Stock of the Company, and such other securities of the Company as may be substituted for Stock pursuant to
         Article 14.

                  (w) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

                  (x) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

                  (y) "Transition Date" has the meaning set forth in the Restated Certificate of Incorporation of the Company.

                  (z) "1933 Act" means the Securities Act of 1933, as amended from time to time.

                  (aa) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4
                                 ADMINISTRATION

         4.1 COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

         4.2 ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

                  (a)      Designate Participants;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                  (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                  (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

                  (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (h) Decide all other matters that must be determined in connection with an Award;

                  (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                  (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

                  (k) Amend the Plan or any Award Agreement as provided herein.

         4.4. DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

         5.1.     NUMBER OF SHARES. Subject to adjustment as provided in
Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be 750,000, of which not more than 10% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

         5.2. LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

         5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

         5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 750,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $2,000,000.

                                   ARTICLE 6
                                  ELIGIBILITY

         6.1. GENERAL. Awards may be granted only to individuals who are employees, officers, consultants or directors of the Company or a Parent or Subsidiary; provided, however, that to the extent necessary to preserve the employee benefits plan exemption under applicable state blue sky laws, no non-employee director or consultant of the Company will be eligible to receive Awards under the Plan until such time, if any, as the Company's common stock shall be traded on a national securities exchange or on the Nasdaq National Market.

                                   ARTICLE 7
                                 STOCK OPTIONS

         7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

                  (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

                  (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months.

                  (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

                  (e) ADDITIONAL OPTIONS UPON EXERCISE. The Committee may, in its sole discretion, provide in an Award Agreement, or in an amendment thereto, for the automatic grant of a new Option to any Participant who delivers shares of Stock as full or partial payment of the exercise price of the original Option. Any new Option granted in such a case (i) shall be for the same number of shares of Stock as the Participant delivered in exercising the original Option, (ii) shall have an exercise price of 100% of the Fair Market Value of the surrendered shares of Stock on the date of exercise of the original Option (the grant date for the new Option), and (iii) shall have a term equal to the unexpired term of the original Option.

         7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

                  (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

                           (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

                           (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

                           (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the

                  Participant without the consent of the Company, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

                           (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

                           (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

                  Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

                  (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                  (e) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

                  (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

                  (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

                  (h) DIRECTORS. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8
                           STOCK APPRECIATION RIGHTS

         8.1. GRANT OF SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                  (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                          (1) The Fair Market Value of one share of Stock on the date of exercise; over

                          (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant.

                  (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9
                               PERFORMANCE UNITS

         9.1. GRANT OF PERFORMANCE UNITS. The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

         9.2. RIGHT TO PAYMENT. A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

         9.3. OTHER TERMS. Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10
                            RESTRICTED STOCK AWARDS

         10.1. GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

         10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         10.4. CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11
                              DIVIDEND EQUIVALENTS

         11.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                   ARTICLE 12
                           OTHER STOCK-BASED AWARDS

         12.1. GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 13
                        PROVISIONS APPLICABLE TO AWARDS

         13.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         13.2. EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

         13.3. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

         13.4. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         13.5. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

         13.6 BENEFICIARIES. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         13.7. STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

         13.8 ACCELERATION UPON DEATH OR DISABILITY. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment or service as a consultant or director, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         13.9. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         13.10. ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE IN CONTROL. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         13.11. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 13.9 or 13.10 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.11.

         13.12    EFFECT OF ACCELERATION. If an Award is accelerated under
Section 13.9 or 13.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

         13.13. PERFORMANCE GOALS. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's, Parent's or Subsidiary's stock price, (c) the achievement by an individual or a business unit of the Company, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder) and the Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

         13.14. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

                                   ARTICLE 14
                          CHANGES IN CAPITAL STRUCTURE

         14.1. GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, share exchange, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award, or, subject to Section 15.2, there shall be made such other equitable adjustment as the Committee shall approve.

                                   ARTICLE 15
                    AMENDMENT, MODIFICATION AND TERMINATION

         15.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

         15.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 16
                               GENERAL PROVISIONS

         16.1. NO RIGHTS TO AWARDS. No Participant or eligible participant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.

         16.2. NO SHAREHOLDER RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

         16.3. WITHHOLDING. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

         16.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Parent or Subsidiary.

         l6.5.    UNFUNDED STATUS OF AWARDS. The Plan is intended to be an
"unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

         16.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         16.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

         16.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Parents or Subsidiaries.

         16.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         16.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         16.11. FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         16.12. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         16.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

         16.14 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

         16.15 Code Section 162(m). The deduction limits of Code Section 162(m) and the regulation thereunder do not apply to the Company until such time, if any, as any class of the Company's common equity securities is registered under Section 12 of the 1934 Act or the Company otherwise meets the definition of a "publicly held corporation" under Treasury Regulation 1.162-27(c) or any successor provision. Upon becoming a publicly held corporation, the deduction limits of Code Section 162(m) and the regulations thereunder shall not apply to compensation payable under this Plan until the expiration of the reliance period described in Treasury Regulation 1.162-27(f) or any successor regulation.

                              JCC HOLDING COMPANY
                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


         1. Purpose. The purpose of the JCC Holding Company 1999 Non-Employee Director Stock Option Plan (the "Plan") is to advance the interests of JCC Holding Company (the "Company") by encouraging ownership of the Company's $0.01 par value Class A common stock of the Company, and after the Transition Date (as defined in the Company's Restated Certificate of Incorporation), the $0.01 par value unclassified common stock of the Company, and such other securities of the Company as may be substituted for such stock pursuant to Section 6 hereof (the "Common Stock") by certain non-employee directors of the Company, thereby giving such directors an increased incentive to devote their efforts to the success of the Company.

         2. Administration. Grants of options under this Plan are automatic. This Plan is intended to be a "formula plan" as for purposes of
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall be interpreted accordingly. The Board of Directors of the Company has authority to interpret the Plan and otherwise administer the plan in accordance with its terms.

         3. Eligibility. Except as provided otherwise in this Section 3, options under the Plan shall be granted in accordance with Section 5 to each Non-Employee Director (as defined below) of the Company; provided that shares of the Company's Common Stock remain available for grant hereunder in accordance with Section 4. For purposes of this Plan, prior to the Transition Date, a "Non-Employee Director" shall mean each member of the Company's Board of Directors who is not an employee of (i) the Company, (ii) Harrah's Entertainment, Inc. ("HET"), or (iii) a Controlled Affiliate (as such term is defined in the Company's Restated Certificate of Incorporation) of HET. Upon the Transition Date and thereafter, a "Non-Employee Director" shall mean each member of the Company's Board of Directors who is not an employee of the Company or of HET. A Non-Employee Director to whom an option is granted under the Plan shall be referred to hereinafter as a "Grantee."

         4. Shares Subject to Plan. The shares subject to the Plan shall be authorized but unissued or reacquired shares of the Company's Common Stock. Subject to adjustment in accordance with the provisions of Section 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be 150,000 and the initial adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 150,000 authorized but unissued, or reacquired, shares of Common Stock for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

         5. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by Stock Option Agreements in such form as shall comply with and be subject to the following terms and conditions:

         (a) Grant. Each Non-Employee Director of the Company shall be granted an option to purchase 5,000 shares of the Company's Common Stock, subject to adjustment as provided in Section 6, on the later of (i) the date of approval of the Plan by the Company's shareholders, or (ii) the date such person first becomes a Non-Employee Director. In addition, as of the day following the first annual meeting of the Company's shareholders that occurs more than one year after the person first becomes a Non-Employee Director and on the day following each subsequent annual meeting of the Company's shareholders, if such person is serving as a Non-Employee Director as of such date, such Non-Employee Director shall be granted an option to purchase 5,000 shares of the Company's Common Stock, subject to adjustment as provided in
Section 6. Each such day that options are to be granted under the Plan is referred to hereinafter as a "Grant Date."

         If on any Grant Date, shares of Common Stock are not available under this Plan to grant to Non-Employee Directors the full amount of a grant contemplated by the immediately preceding paragraph, then each Non-Employee Director shall receive an option (a "Reduced Grant") to purchase shares of Common Stock in an amount equal to the number of shares of Common Stock then available under the Plan divided by the number of Non-Employee Directors as of the applicable Grant Date. Fractional shares shall be ignored and not granted.

         If a Reduced Grant has been made and, thereafter, during the term of this Plan, additional shares of Common Stock become available for grant (e.g., because of the forfeiture or lapse of an option), then each person who was a Non-Employee Director both on the Grant Date on which the Reduced Grant was made and on the date additional shares of Common Stock become available (a "Continuing Non-Employee Director") shall receive an additional option to purchase shares of Common Stock. The number of newly available shares shall be divided equally among the options granted to the Continuing Non-Employee Directors; provided, however, that the aggregate number of shares of Common Stock subject to a Continuing Non-Employee Director's additional option plus any prior Reduced Grant to the Continuing Non-Employee Director on the applicable Grant Date shall not exceed 1,000 shares (subject to adjustment pursuant to Section 6). If more than one Reduced Grant has been made, available options shall be granted beginning with the earliest such Grant Date.

         (b) Option Price. The option price for each option granted under the Plan shall be the Fair Market Value (as defined below) of the shares of Common Stock subject to the option on the date of grant of the option. For purposes of the Plan, the "Fair Market Value" on any date, means (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or
(ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Board of Directors determines in good faith to be reasonable.

         (c) Medium and Time of Payment. The option price shall be payable in full upon the exercise of an option in cash. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, options may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the option shares and delivers cash sales proceeds to the Company in payment of the exercise price.

         (d) Term. Each option granted under the Plan shall, to the extent not previously exercised, terminate and expire on the date ten (10) years after the date of grant of the option, unless earlier terminated as provided hereinafter in Section 5(g).

         (e) Exercisability. Each option granted under this Plan shall be immediately exercisable, in whole or in part.

         (f) Method of Exercise. All options granted under the Plan shall be exercised by an irrevocable written notice directed to the Secretary of the Company at the Company's principal place of business. Such written notice shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. The Company shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. Certificates representing shares for which options are exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws. Nothing contained in the Plan shall be construed to require the Company to register any shares of Common Stock underlying options granted under this Plan.

         (g)      Effect of Termination of Directorship or Death.

                  (i) Termination of Directorship. Upon termination of any Grantee's membership on the Board of Directors of the Company for any reason other than for cause or death, the options held by the Grantee under the Plan shall terminate ninety (90) days following the date of termination of the Grantee's membership on the Board of Directors or, if earlier, on the date of expiration of the options as provided by
         Section 5(d) of the Plan. If the Grantee's membership on the Board of Directors is terminated for cause, all options granted to such Grantee shall expire upon such termination.

                  (ii) Death. In the event of the death of a Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise the options held by the Grantee on the date of death, upon proof satisfactory to the Company of their authority. The Grantee's Successors must exercise any such options within one (1) year after the Grantee's death and in any event prior to the date on which the options expire as provided by Section 5(d) of the Plan. Such exercise otherwise shall be subject to the terms and conditions of the Plan.

         (h) Transferability of Options. Any option granted pursuant to the Plan shall be assignable or transferable by the Grantee by will, by the laws of descent and distribution, or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Internal Revenue Code of 1986, as amended, if such provision applied to an option under the Plan. In addition, any option granted pursuant to the Plan shall be transferable by the Grantee to any of the following permitted transferees, upon such reasonable terms and conditions as the Board of Directors may establish: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent of the beneficial interests, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

         (i) Rights as Shareholder. Neither the Grantee nor the Grantee's Successors shall have rights as a shareholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares.

         (j) No Options after Ten Years. No options shall be granted except within a period of ten (10) years after the effective date of the Plan.

         6. Adjustments. In the event a stock dividend is declared upon the Common Stock, the shares of Common Stock then subject to each option shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Common Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, share exchange, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Common Stock then subject to each option the number and class of shares into which each outstanding share of Common Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each option, or there shall be made such other equitable adjustment as the Board of Directors shall approve.

         7.       Effective Date and Termination of Plan.

         (a) Effective Date. The Plan shall become effective upon approval of the same by the Board of Directors of the Company, subject to approval of the Plan by the shareholders of the Company no later than the first annual meeting of shareholders held after approval of the Plan by the Board of Directors.

         (b) Termination. The Plan shall terminate on the second day following the 2008 Annual Meeting, but the Board of Directors may terminate the Plan at any time prior to such date. The Board of Directors may, at any time and from time to time, amend or modify the Plan without stockholder approval; provided, however, that the Board may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No amendment modification or termination of the Plan shall adversely affect the rights of the Grantees who have outstanding Options without the consent of such Grantees.

         8. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the Grantee to exercise such option.

         9. Amendment. The Board of Directors may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee.



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